Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

Sphere 500 Climate Fund
a series of Manager Directed Portfolios (the “Trust”)

Supplement dated April 15, 2024 to the Fund’s Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”), each dated January 31, 2024

The Sphere 500 Climate Fund (the “Target Fund”) is no longer available for purchase. The Target Fund’s summary prospectus, prospectus and SAI dated January 31, 2024 are no longer in use.

After close of business on April 12, 2024, pursuant to an Agreement and Plan of Reorganization previously approved by the Board of Trustees of the Trust, the Target Fund converted into the Sphere 500 Climate Fund (the “Acquiring Fund”), a newly-created series of North Square Investments Trust, through the reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”).

The Reorganization has now been completed and shareholders of the Target Fund have received shares of the Acquiring Fund equal in aggregate net asset value to the shares of the Target Fund held by the shareholders immediately prior to the Reorganization. The effect of the Reorganization is that Target Fund shareholders became shareholders of the Acquiring Fund. The adviser of the Acquiring Fund remains the same as the adviser of the Target Fund prior to the Reorganization. The Acquiring Fund has the same investment objective and substantially similar investment strategies as the Target Fund. The Reorganization is expected to qualify as a tax-free transaction for federal income tax purposes.

Please retain this supplement for future reference.